Exhibit 99.1

GENERATED:

Recovco Mortgage Management
December 2020

Recovco Mortgage Management
E. Sales@recovcomortgage.com
T. 516.620.1086
www.recovcomortgage.com

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 197 residential mortgage loans by Recovco Mortgage Management, LLC. (“Recovco”) on behalf of its Client, Lakeview Loan Servicing, LLC. (“Client”).

Recovco’s Report, which is to be made available to the recipient by the Client, includes the loan level results of Recovco’s independent, third-party due diligence review conducted for the Client. The scope of review for these loans is as follows:

Recovco Mortgage Management, LLC (“Recovco”) performed certain due diligence services described below on seasoned residential mortgage. The review was conducted on behalf of Client from October to December of 2020 via files images provided by the Client for the review.

DESCRIPTION OF SERVICES:

LOAN SAMPLING:

Recovco was instructed to perform a credit, compliance, data, valuation and payment history review (the “Review Population.”) Recovco selected the sample based on seasoning and guidance from Bayview.

The total population from which the sample was selected included 27,523 newly originated loans (seasoned less than 12 months) and 25,845 seasoned mortgage loans (seasoned greater than or equal to 12 months.)

The total securitization population for Recovco’s review consisted of 55,368 mortgage loans (the “Final Due Diligence Review Population”).

The table below summarizes the reviews conducted by Recovco.

Review	Reviewed Total	% of Recovco Reviewed Assets
Data Integrity Population	197	0.37%
Credit Population	197	0.37%
Compliance Population	197	0.37%
Valuation Population	152	0.28%
Payment History Population	197	0.37%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

•         Back-end DTI Ratio (+/- 3 percentage points)

•         Documentation Type

•         FICO Score (+/- 5 FICO points)

•         Loan Purpose

•         Loan Type

•         Occupancy Status

•         Original CLTV (%) (+/- 1 percentage point)

•         Original Term

•         Property Type

•         Zip Code

CREDIT UNDERWRITING:

Recovco performed a review of the loan package to determine whether such package meets the credit and property underwriting criteria of the Federal National Mortgage Association (“FNMA”), in effect at the time of such loan’s origination and that adequate support for the underwriting decision is contained in the file. Recovco reported to Client any exceptions utilizing Client accessed Recovco systems or other mutually agreed upon written report.

To complete these activities, Recovco completed a review utilizing the following review scope:

Recovco will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Recovco and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, Recovco will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Recovco’s review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Recovco: will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Recovco will determine whether applicable supporting employment and income documentation required by AUS requirements.

Asset Review: Recovco will assess whether the asset documentation to determine if the funds to close and reserves met the AUS requirements.

DU Review: When provided and appropriate, Recovco will verify that DU findings included an approved/eligible decision as required per guidelines.

Occupancy Review: Recovco will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file.

Guideline Review: Recovco will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Additional Review of Mortgage Loan File: Recovco will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone classified as IA (Individual Assistance) or IH (Individual and Household Assistance) post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, Recovco will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

Outside of Credit Review Scope:

•	Documentation of minor items cited in the appraisal as contingencies in determining the value estimate, including minor completions or repairs, smoke or carbon monoxide detectors, etc.
•	Documentation of the amount of hazard insurance in place
•	Documentation of flood insurance
•	Documentation of Certificate of Occupancy
•	Re-inspection of properties in FEMA declared affected areas, including both events that affect individual and public properties
•	Preliminary HUD-1 or TIL disclosures
•	Mortgage not notarized
•	Missing Title
•	Missing PUD Riders
•	Missing state disclosures

REGULATORY COMPLIANCE REVIEW:

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Recovco reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

i.	Test to determine if the loan in question is in compliance with federal, state, and local laws governing high cost and/or predatory law thresholds. This testing is limited to the following high cost / predatory law threshold tests where applicable: points and fees threshold testing, rate threshold testing, and prepayment penalty threshold testing Scope does not include federal or state higher-priced (i.e. HPML, rate-spread, non-prime, subprime) mortgage rate threshold testing, state disclosures testing, late charge, prepayment penalty, or prohibited practice considerations.

ii.	Qualified Mortgages (“QM”), Points and Fees Threshold Test – Where applicable, test the fees and charges reflected on the HUD-1 Settlement Statement or Closing Disclosure (“CD”) (whichever is applicable) to determine whether total points and fees exceeds the applicable QM points and fees threshold as set forth in 1026.43(e)(3) of Regulation Z. Testing is limited to QM points and fees test of covered transactions only. Testing does not include any additional ATR or QM documentation requirements, DTI calculation considerations, or any other components, provisions, and requirements under the ATR/QM Rule.

iii.	Test the fees and charges reflected on the HUD-1 Settlement Statement or Closing Disclosure (“CD”) (whichever is applicable) to determine whether total points and fees exceeds the Fannie Mae points and fees limitations and HOEPA restrictions set forth in the Fannie Mae Selling Guide for loan applications prior to 1/10/2014. (The 5% test for loan applications dated on or after 1/10/2014 will be limited to loans with an Occupancy Type of Investment and will be based on the fees considered for inclusion under 1026.32.)

iv.	Test for compliance with the 3% points and fees limitation and 80% maximum CLTV limitation under Section 50(a), Article XVI of the Texas Constitution and associated regulations. Note, TX 50(a)(6) test scope is limited to the 3% points and fees testing and the 80% maximum LTV consideration. Compliance with additional disclosure requirements, content, prohibitions, and timing requirements under TX50(a)(6) which pose the same risk and liability to lenders and assignees as non-compliance with the 3% points and fees and 80% CLTV limitations are not in scope.

v.	Test for ineligible Balloon features

vi.	Test for ineligible Prepayment Penalty features

vii.	Test for ineligible Single Premium Credit Insurance

viii.	Test for ineligible Mandatory Arbitration

ix.	This Limited Compliance Review scope specifically excludes testing for truth-in-lending/regulations Z (TILA) and the Real Estate Settlement Procedures Act (RESPA) laws and regulations, including inclusion or accuracy of GFEs, TILs or LEs.

x.	TRID compliance under Regulation Z - all loans underwritten as non-owner-occupied loans are considered for business purposes and the application or disbursement of funds from a cash-out refinance are not considered in this determination

As part of its compliance review, Recovco will analyze and capture data from the following source documents, if applicable:

•	Final HUD1 Settlement Statement / Closing Disclosure
•	Final TIL / Closing Disclosure
•	GFE / Initial TIL / Loan Estimate
•	Rate Lock Agreements
•	Promissory Note
•	Mortgage, Deed of Trust, or other security instrument

VALUATION REVIEW:

For each Mortgage Loan, Recovco performed Property Valuation Review Services in accordance with the following waterfall:

Recovco’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Recovco’s review will include verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Recovco’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Recovco’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

Valuation Summary Report:

Recovco will summarize in a separate report Broker Price Opinion (BPO) and Collateral Desktop Analysis (CDA) products ordered and provided by Client and calculate variances in the CDA values against the original appraised value provided by Client in the data tape.

Grade A = The CDA value is no more than 10% (as rounded to the nearest whole integer) below the original appraised value.

Grade B = If the first CDA value reviewed is more than 10% below the original appraised value and an additional secondary valuation report was ordered, which produced a value that is no more than 10% below the original appraised value.

Grade C = If the first CDA value reviewed is more than 10% below the original appraised value and an additional secondary valuation report was ordered, which produced a value that is greater than 10% below the original appraised value.

PAY HISTORY REVIEW:

Recovco reviewed servicing pay history for up to 12 months and provided a report detailing month-by-month cash flow analysis, delinquent history, and the amount of funds allocated to principal and interest.

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon.

CREDIT EVENT GRADE
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower's willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been document in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception. Status of occupancy, employment, income and asset were not remedied or were remediated post-closing. Fully supported. Fraud was identified and/or credit document defects were not remedies or were remediated post-closing. Lender/aggregator QC designation was not confirmed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review.

REGUALTORY COMPLIANCE EVENT GRADE
A	Loan is compliant with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. The loan has met ATR standards as documented by the originator and if applicable has been verified as a qualified mortgage.
B	Identified exceptions have been determined to be non-material and will not impact the enforceability of the loan and/or remediation of material defects has taken place and the remediated exception will not impact the ability to foreclose. All cures are fully and appropriately documented.
C	The loan does not meet every ATR standards, is missing required disclosures or contains inaccurate disclosures which have not been/cannot be remediated and/or a benefit to the borrower cannot be determined. The agreed upon loan terms do not align to legal documents and/or legal documents were not appropriately executed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines and were completed on standard agency approved forms.
B	The property is complete but may require minor repairs that do not affect the habitality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an agency approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review

OVERALL EVENT GRADE
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

FINDINGS SUMMARY:

After completing a credit, regulatory compliance, and valuation review of the 197 mortgage loans, 192 mortgage loans had a rating grade of “A”, 3 mortgage loans had a rating grade of “B ”, 1 mortgage loans had a rating grade of “C”, and 1 of the mortgage loans had a rating grade of “D.”

After completing a credit underwriting review of the 197 mortgage loans, 192 mortgage loans had a credit rating grade of “A”, 3 mortgage loans had a rating grade of “B ”, 1 mortgage loan had a rating grade of “C”, and one of the mortgage loans had a rating grade of “D.”

After completing a regulatory compliance review of the 197 mortgage loans, 197 mortgage loans had a regulatory compliance rating grade of “A”, no mortgage loans had a rating grade of “B ”, no mortgage loan had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

After completing a valuation review of the 152 mortgage loans, 152 mortgage loans had a regulatory compliance rating grade of “A”, no mortgage loans had a rating grade of “B ”, no mortgage loan had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

OVERALL REVIEW RESULTS
NRSRO Grade	Count	% of Sample	OPB
A	192	97.46%	$59,831,201.00
B	3	1.52%	$754,548.00
C	1	0.51%	$328,500.00
D	1	0.51%	$384,737.00

CREDIT REVIEW RESULTS
NRSRO Grade	Count	% of Sample	OPB
A	192	97.46%	$59,831,201.00
B	3	1.52%	$754,548.00
C	1	0.51%	$328,500.00
D	1	0.51%	$384,737.00

REGULATORY COMPLIANCE REVIEW RESULTS
NRSRO Grade	Count	% of Sample	OPB
A	197	100.00%	$61,298,986.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

VALUATION REVIEW RESULTS
NRSRO Grade	Count	% of Sample	OPB
A	152	100.00%	$46,257,000.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

MORTGAGE LOAN SUMMARY TABLES:

AMORTIZATION TYPE	Count	% of Sample	OPB
FIXED	197	100.00%	$61,298,986.00
ARM	0	00.00%	$00.00
TOTAL	197	100.00%	$61,298,986.00

LIEN POSITION	Count	% of Sample	OPB
FIRST	197	100.00%	$61,298,986.00
SECOND	0	00.00%	$00.00
TOTAL	197	100.00%	$61,298,986.00

LOAN PURPOSE	Count	% of Sample	OPB
PURCHASE	119	60.41%	$37,222,883.00%
RATE/TERM	59	29.95%	$19,021,353.00
CASH OUT	19	9.64%	$5,054,750.00
TOTAL	197	100.00%	$61,298,986.00

ORIG TERM	Count	% of Sample	OPB
0-180	0	00.00%	$00.00
181-240	0	00.00%	$00.00
241-360	197	100.00%	$61,298,986.00
Total	197	100.00%	$61,298,986.00

OCCUPANCY	Count	% of Sample	OPB
PRIMARY	179	90.86%%	$56,168,796.00
SECOND	10	5.08%	$3,065,365.00
INVESTMENT	8	4.06%	$2,064,825.00
Total	197	100.00%	$61,298,986.00

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Of the 197 mortgage loans included within the Data Integrity population, 2 unique mortgage loans (1.02% - by loan count) had data integrity variances. All material tape discrepancies were cleared with a correction to the data tape or documentation provided to support the final tape data. Some loans may appear more than once due to multiple tape discrepancies, so this column may not add to a noted unique loan count.

FIELDS	Reviewed	Findings	Final Discrepancy %
Back-end DTI Ratio	197	2	1.02%

VALUATION REVIEW RESULTS SUMMARY:

The table below summarizes the CDA results.

Valuation Results	LOAN COUNT	% OF LOAN
CDA Value within 10% of Original Appraisal Value	152	100.00%